UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 28, 2006
                                                --------------------------------


                              FFMLT Trust 2006-FF13
                        --------------------------------
                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)


                         Goldman Sachs Mortgage Company
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        Delaware                333-132809-29                13-3387389
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(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation            File Number            Identification No.
         of Depositor)          of Issuing Entity)         of Depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code   (212) 902-1000
                                                 -------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On September 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the FFMLT Trust 2006-FF13 Mortgage Pass-Through Certificates, Series 2006-FF13 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $2,054,763,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 26, 2006, by and between the Company and the Underwriter. In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 28, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2006                  GS MORTGAGE SECURITIES CORP.



                                          By: /s/ Michelle Gill
                                             -----------------------------------
                                            Name: Michelle Gill
                                            Title:   Vice President

                                     INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                     Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

5                   Legality Opinion of Cadwalader,                    (E)
                    Wickersham & Taft LLP, dated as of
                    September 28, 2006.

8                   Tax Opinion of Cadwalader, Wickersham              (E)
                    & Taft LLP, dated as of September 28,
                    2006 (included as part of Exhibit 5).

23                  Consent of Cadwalader, Wickersham &                (E)
                    Taft LLP (included as part of Exhibit 5).